UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LAUDUS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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D. F. King & Co., Inc.

Telephone Script

Laudus Growth Investors U.S. Large Cap

Growth Fund

Special Meeting of Shareholders May 10th 2013

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. on behalf of the Laudus Growth Investors U.S. Large Cap Growth Fund. May I speak with Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on a recorded line regarding your investment in the Laudus Growth Investors U.S. Large Cap Growth Fund.

Recently, you were sent a proxy statement, along with a voting instruction form to cast your vote at the upcoming Special Meeting of Shareholders to be held on May 10th 2013. The tabulator for the Special Meeting has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIALS – Help the shareholder obtain the materials he/she requires. Give him/her the 800# and have them call back when they receive the materials. Make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Fund’s Board has approved the proposal and is recommending a vote in favor of the proposal. Would you like to vote your shares as recommended by the Board on the proposal?

Just to confirm, you have voted with the recommendation of the Board on the proposal. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the Board in favor of the proposal. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL.]

IF YES – Thank you. I’ve recorded your vote as recommended by the Board on the proposal. For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO - Okay, I can still help. Would you like to vote your shares contrary to the recommendation of the Board and against the proposal?

AGAINST PROPOSAL – Thank you. I have recorded your vote against the proposal. For confirmation purposes, please tell me your city, state and zip code.

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your voting instruction form at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for the inconvenience. As a shareholder of the Fund on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-714-3305 at any time between 8:00 AM and 10:00 PM (Eastern Time) weekdays or between 11:00 AM and 6:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

Laudus Growth Investors U.S. Large Cap

Growth Fund

Special Meeting of Shareholders

May 10th 2013

Answering Machine Message

Hello. My name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. regarding your investment in the Laudus Growth Investors U.S. Large Cap Growth Fund. You should have recently received proxy materials in the mail concerning the Fund’s Special Meeting of Shareholders to be held on May 10th 2013.

Your vote is important. Please sign, date and promptly mail your voting instruction form in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions provided on your voting instruction form.

If you have any questions, would like to vote or need new proxy materials, please call D.F. King, which is your Fund’s proxy solicitor, at 1-800-714-3305.

Thank you.

LAUDUS GROWTH INVESTORS U.S. LARGE CAP GROWTH FUND

MAY 2013 MEETING

REBUTTALS

SH states ......	Response
I understand Mr./Mrs. Is your wife/husband available to speak with me? (If wife/husband is unavailable)
“My spouse takes care of it.”	CSR: “ Mr./ Mrs. your vote is very important to the Fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposal. This would only take a brief moment of your time.”

“I don’t know how to vote ...”	The Fund’s Board has reviewed the proposal and is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of your Board on the proposal?

“I don’t know the proposal ...”	I would be happy to review the proposal with you. (Refer to the proxy statement definition of the proposal; DO NOT GIVE ADVICE).

“My broker takes care of it”	I understand that your Broker may help you choose the funds you invest in, however the proposal for this proxy requires a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposal quickly for you now if you wish. (Refer to the proxy statement definition of the proposal; DO NOT GIVE ADVICE).

“I don’t have the time right now ...”	I understand Mr. / Mrs. / Miss ……….., however, your vote is very important. Voting now will only take a brief moment of your time. The Fund’s Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposal?

“I don’t have enough shares to vote .....”	Mr. / Mrs. / Miss. … every vote is important to the Fund and helps bring the Fund a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. The Fund’s Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposal?

Mutual Fund Rebuttals	Revised February 2013	p. 1 of 2

“I sold my shares / I no longer own shares in that Fund”	I understand, however you were a shareholder as of the record date and therefore you are the only person who can vote those shares. The Fund’s Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposal?

“Why are you calling me?” # 1	The Fund has asked us to contact you because you were sent a proxy card to register your vote for the upcoming shareholder meeting and your vote hasn’t been received, so we’re calling to ask you to vote your shares. The Fund’s Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposal?

“Why are you calling me?” # 2 (to use if the first answer does not satisfy the shareholder).	The Fund’s Board would like to hear from all shareholders on this matter and your Fund has asked us to call to offer you the convenience of voting over the phone. This makes your voting process much easier and faster. The Fund’s Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposal?

“I don’t want to vote” or “I never vote ...”	Mr. / Mrs. / Miss. …. your vote is very important to the Fund. A certain percentage of votes must be received before the meeting can be held. The Fund’s Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposal?

“I don’t accept these types of calls.”	I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call List, However, I do want to let you know that this call is in regards to your current investment in the [REPRESENTATIVE INSERTS FUND NAME] and we are simply calling to advise you of a shareholder meeting and are asking if you would like to register your vote.

“How many votes do you still need?”	I have limited information on that. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to offer you the convenience of voting over the phone. This makes your voting process much easier and faster. The Fund’s Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposal?

“I’ve never received a call like this before”	I see. This has become a standard in the industry, and the proxy statement that was sent to you, mentions that if your vote is not received, you may receive a call offering you the convenience of voting by telephone. This makes your voting process much easier and faster. The Fund’s Board is recommending shareholders vote FOR the proposal. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposal?

Mutual Fund Rebuttals	Revised February 2013	p. 2 of 2